EXHIBIT 10.11

                    AMENDMENT TO TRADEMARK LICENSE AGREEMENT

         THIS AMENDMENT ("Amendment") to the TRADEMARK LICENSE AGREEMENT of March 1, 2000 (the "License Agreement") is made effective this __ day of March, 2001, by and between the Procter & Gamble Company, an Ohio corporation with a place of business at One P&G Plaza, Cincinnati, Ohio 45202 and its affiliates and subsidiaries (collectively, "P&G") and CNS Inc., a Delaware corporation with its new place of business at 7615 Smetana Lane, Eden Prairie, MN 55344, ("CNS"). All capitalized terms used herein but not specifically defined shall have the meanings set forth in the License Agreement.

         WHEREAS P&G has previously granted a non-transferable and exclusive license to CNS to use the VICKS(R) trademark and triangle design trademark (collectively, the "Licensed Marks") on the Product listed on Schedule 2 of the License Agreement (the "Product"), in the countries listed on Schedule 3 (the "Area") and subject to the restrictions outlined in Schedule 4; and

         WHEREAS the parties agreed that the License Agreement and/or any of these Schedules may be amended at any time upon agreement by the parties in writing; and

         WHEREAS the parties desire to expand the Licensed Marks to include the trademarks Vick(R)and Wick(R); and

         WHEREAS the parties desire to amend the Area of the License Agreement by amending Schedule 3;

         NOW THEREFORE, the parties agree to amend the License Agreement as follows:

THE FIRST AND SECOND "WHEREAS" CLAUSES ARE HEREBY AMENDED TO READ AS FOLLOWS:

WHEREAS, P&G has the right to use and to license to others to use various VICKS, VICK and WICK trademarks and triangle design trademark which are well-known and famous marks owned and used by P&G in association with its advertising and marketing of cough and cold products; and WHEREAS, CNS recognizes the benefits to be derived from utilizing the VICKS, VICK and WICK trademarks and triangle design trademark and desires to utilize said trademarks upon and in connection with the manufacture, sale and distribution of Breathe Right nasal strips;

SCHEDULE 1 IS HEREBY AMENDED TO INCLUDE THE VICK AND WICK TRADEMARKS; AN AMENDED
SCHEDULE 1 IS ATTACHED.


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SCHEDULE 3 IS HEREBY AMENDED TO INCLUDE SEVERAL NEW COUNTRIES IN SEVERAL NEW
REGIONS. THE NEW COUNTRIES ARE LISTED BY REGION IN THE AMENDED SCHEDULE 3. AN AMENDED SCHEDULE 3 IS ATTACHED.

Except as set forth herein, all terms of the License Agreement remain unchanged by this Amendment.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment.

For THE PROCTER & GAMBLE COMPANY           For CNS, INCORPORATED


By:  /s/ T.C. Blinn                        By:  /s/ Kirk P. Hodgdon
    ----------------------------------         ---------------------------------

Name: T.C. Blinn                          Name: Kirk P. Hodgdon

Title: V.P. Global Personal Healthcare    Title: V.P. Business Development

Date: March 20, 2001                      Date: March 15, 2001


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                               AMENDED SCHEDULE 1


Vicks(R)

Vicks triangle design mark

Vick(R)

Wick(R)


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                               AMENDED SCHEDULE 3


REGIONS:                                          COUNTRIES:

North America                                     United States
                                                  Canada
                                                  Puerto Rico

Latin America                                     Argentina
                                                  Belize
                                                  Bolivia
                                                  Brazil
                                                  Chile
                                                  Columbia
                                                  Costa Rica
                                                  Ecuador
                                                  French Guiana
                                                  Guatemala
                                                  Guyana
                                                  Honduras
                                                  Mexico
                                                  Nicaragua
                                                  Panama
                                                  Paraguay
                                                  Peru
                                                  Suriname
                                                  Uruguay
                                                  Venezuela

Asia/Middle East/Africa                           Australia
                                                  Israel
                                                  New Zealand
                                                  South Africa


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